Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	December 31, 2010

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2010

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31
(in millions, except per share amounts)

	2010		2009
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,905	4%	$1,918	5%
Fixed Maturities
Tax Exempt	19,774	47	19,587	47
Taxable	16,745	40	16,991	40
Equity Securities	1,550	4	1,433	3
Other Invested Assets	2,239	5	2,075	5

Total Invested Assets	$42,213	100%	$42,004	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,458		$1,388
Equity Securities	265		218

	1,723		1,606
Deferred Income Tax Liability	603		562

	$1,120		$1,044

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,530		15,634

Total Capitalization	$19,505		$19,609

Debt as a Percentage of Total Capitalization	20.4%		20.3%

Actual Common Shares Outstanding	297.3		332.0

Book Value Per Common Share	$52.24		$47.09

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$49.05		$44.37

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth	Twelve	From
	Quarter	Months	December 2005
	2010	2010	to December 31, 2010
Cost of Shares Repurchased	$473	$2,008	$7,960

Average Cost Per Share	$58.28	$53.31	$50.86

Shares Repurchased	8,111,960	37,667,829	156,507,704
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. In December 2007, 2008 and 2009 the Board of Directors authorized the repurchase of up to 28,000,000 shares, 20,000,000 shares and 25,000,000 shares, respectively, of the Corporation’s common stock. In June 2010, the Board of Directors authorized an increase of 14,000,000 shares to the authorization approved in December 2009. No shares remain under these share repurchase authorizations.
In December 2010, the Board of Directors authorized the repurchase of up to 30,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2010, 28,492,296 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	2010	2009	2010	2009
	(in millions)
Short Term Investments	$817	$1,017	$817	$1,017
Taxable Fixed Maturities	1,154	1,286	1,197	1,327
Equity Securities	205	205	171	202
Other Invested Assets	23	25	23	25

TOTAL	$2,199	$2,533	$2,208	$2,571

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	2010	2009	2010	2009
	(in millions)
Short Term Investments	$1,088	$901	$1,088	$901
Fixed Maturities
Tax Exempt	19,072	18,720	19,774	19,587
Taxable	14,835	15,184	15,548	15,664
Equity Securities	1,080	1,010	1,379	1,231
Other Invested Assets	2,216	2,050	2,216	2,050

TOTAL	$38,291	$37,865	$40,005	$39,433

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2010	2009	2010	2009
	(in millions)
CORPORATE INVESTMENT INCOME	$9	$13	$47	$40

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$192	$192	$761	$755
Taxable Interest	118	119	469	465
Other	15	13	52	55
Investment Expenses	(5)	(7)	(21)	(23)

TOTAL	$320	$317	$1,261	$1,252

Effective Tax Rate	19.2%	19.3%	19.1%	19.2%

After-Tax Annualized Yield	3.33%	3.34%	3.29%	3.39%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2010	2009	2008
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,500	$14,526	$12,281
Rolling Year Statutory Net Premiums Written	$11,262	$11,074	$11,759
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.78:1	0.76:1	0.96:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2010

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/10	12/31/09	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$395	$400	$(5)	$(32)	$27
Homeowners	692	665	27	40	(13)
Other	877	872	5	8	(3)

Total Personal	1,964	1,937	27	16	11

Commercial Insurance
Multiple Peril	1,705	1,615	90	41	49
Casualty	6,141	5,988	153	222	(69)
Workers’ Compensation	2,234	2,138	96	90	6
Property and Marine	819	758	61	57	4

Total Commercial	10,899	10,499	400	410	(10)

Specialty Insurance
Professional Liability	7,388	7,552	(164)	(78)	(86)
Surety	58	58	—	2	(2)

Total Specialty	7,446	7,610	(164)	(76)	(88)

Total Insurance	20,309	20,046	263	350	(87)
Reinsurance Assumed	592	740	(148)	(105)	(43)

Total	$20,901	$20,786	$115	$245	$(130)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$638	$577	$2,382	$2,339	$805	$741	$3,825	$3,657
Decrease (Increase) in Unearned Premiums	(22)	2	(14)	35	(21)	(2)	(57)	35

Net Premiums Earned	616	579	2,368	2,374	784	739	3,768	3,692

Net Losses Paid	384	352	1,361	1,195	439	393	2,184	1,940
Increase (Decrease) in Outstanding Losses	(8)	3	25	(64)	9	44	26	(17)

Net Losses Incurred	376	355	1,386	1,131	448	437	2,210	1,923

Expenses Incurred	190	168	791	766	274	235	1,255	1,169

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$50	$56	$191	$477	$62	$67	$303	$600

Ratios After Dividends to Policyholders:

Loss	61.0%	61.3%	58.5%	47.6%	57.2%	59.1%	58.7%	52.1%
Expense	29.8	29.1	33.2	32.8	34.0	31.7	32.8	32.0

Combined	90.8%	90.4%	91.7%	80.4%	91.2%	90.8%	91.5%	84.1%

Premiums Written as a % of Total	5.7%	5.2%	21.2%	21.1%	7.1%	6.7%	34.0%	33.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$1,094	$1,121	$1,532	$1,514	$756	$761	$1,294	$1,264	$4,676	$4,660
Decrease (Increase) in Unearned Premiums	19	32	(9)	55	(20)	25	(19)	(10)	(29)	102

Net Premiums Earned	1,113	1,153	1,523	1,569	736	786	1,275	1,254	4,647	4,762

Net Losses Paid	555	566	791	834	386	375	657	710	2,389	2,485
Increase (Decrease) in Outstanding Losses	89	8	162	231	102	145	65	(96)	418	288

Net Losses Incurred	644	574	953	1,065	488	520	722	614	2,807	2,773

Expenses Incurred	403	404	446	437	184	182	438	434	1,471	1,457

Dividends Incurred	—	—	—	—	22	22	—	—	22	22

Statutory Underwriting Income	$66	$175	$124	$67	$42	$62	$115	$206	$347	$510

Ratios After Dividends to Policyholders:

Loss	57.9%	49.8%	62.6%	67.9%	68.3%	68.1%	56.6%	49.0%	60.7%	58.5%
Expense	36.8	36.0	29.1	28.8	25.1	24.6	33.9	34.3	31.6	31.4

Combined	94.7%	85.8%	91.7%	96.7%	93.4%	92.7%	90.5%	83.3%	92.3%	89.9%

Premiums Written as a % of Total	9.8%	10.1%	13.6%	13.7%	6.7%	6.9%	11.5%	11.4%	41.6%	42.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,398	$2,413	$329	$326	$2,727	$2,739
Decrease (Increase) in Unearned Premiums	50	85	10	5	60	90

Net Premiums Earned	2,448	2,498	339	331	2,787	2,829

Net Losses Paid	1,635	1,410	19	21	1,654	1,431
Increase (Decrease) in Outstanding Losses	(151)	184	—	(9)	(151)	175

Net Losses Incurred	1,484	1,594	19	12	1,503	1,606

Expenses Incurred	651	635	115	108	766	743

Dividends Incurred	—	—	6	6	6	6

Statutory Underwriting Income	$313	$269	$199	$205	$512	$474

Ratios After Dividends to Policyholders:

Loss	60.6%	63.8%	5.7%	3.7%	54.0%	56.9%
Expense	27.2	26.3	35.6	33.7	28.2	27.2

Combined	87.8%	90.1%	41.3%	37.4%	82.2%	84.1%

Premiums Written as a % of Total	21.4%	21.8%	2.9%	2.9%	24.3%	24.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$11,228	$11,056	$8	$21	$11,236	$11,077
Decrease (Increase) in Unearned Premiums	(26)	227	5	27	(21)	254

Net Premiums Earned	11,202	11,283	13	48	11,215	11,331

Net Losses Paid	6,227	5,856	127	150	6,354	6,006
Increase (Decrease) in Outstanding Losses	293	446	(148)	(184)	145	262

Net Losses Incurred	6,520	6,302	(21)	(34)	6,499	6,268

Expenses Incurred	3,492	3,369	4	8	3,496	3,377

Dividends Incurred	28	28	—	—	28	28

Statutory Underwriting Income	$1,162	$1,584	$30	$74	1,192	1,658

Increase (Decrease) in Deferred Acquisition Costs					30	(27)

GAAP Underwriting Income					$1,222	$1,631

Ratios After Dividends to Policyholders:

Loss	58.3%	56.0%	* %	* %	58.1%	55.4%
Expense	31.2	30.5	*	*	31.2	30.6

Combined	89.5%	86.5%	* %	* %	89.3%	86.0%

Premiums Written as a % of Total	99.9%	99.8%	0.1%	0.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$8,289	$8,383	$2,947	$2,694	$11,236	$11,077
Decrease (Increase) in Unearned Premiums	44	300	(65)	(46)	(21)	254

Net Premiums Earned	8,333	8,683	2,882	2,648	11,215	11,331

Net Losses Paid	5,006	4,834	1,348	1,172	6,354	6,006
Increase (Decrease) in Outstanding Losses	120	24	25	238	145	262

Net Losses Incurred	5,126	4,858	1,373	1,410	6,499	6,268

Expenses Incurred	2,446	2,437	1,050	940	3,496	3,377

Dividends Incurred	28	28	—	—	28	28

Statutory Underwriting Income	$733	$1,360	$459	$298	1,192	1,658

Increase (Decrease) in Deferred Acquisition Costs					30	(27)

GAAP Underwriting Income					$1,222	$1,631

Ratios After Dividends to Policyholders:

Loss	61.7%	56.1%	47.6%	53.2%	58.1%	55.4%
Expense	29.6	29.2	35.6	34.9	31.2	30.6

Combined	91.3%	85.3%	83.2%	88.1%	89.3%	86.0%

Premiums Written as a % of Total	73.8%	75.7%	26.2%	24.3%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$164	$149	$587	$568	$212	$190	$963	$907
Decrease (Increase) in Unearned Premiums	(6)	1	10	27	1	3	5	31

Net Premiums Earned	158	150	597	595	213	193	968	938

Net Losses Paid	103	96	295	266	108	110	506	472
Increase (Decrease) in Outstanding Losses	(7)	1	(26)	(11)	13	(6)	(20)	(16)

Net Losses Incurred	96	97	269	255	121	104	486	456

Expenses Incurred	48	44	198	187	76	60	322	291

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$14	$9	$130	$153	$16	$29	$160	$191

Ratios After Dividends to Policyholders:

Loss	60.7%	64.7%	45.1%	42.9%	56.8%	53.9%	50.2%	48.6%
Expense	29.3	29.5	33.7	32.9	35.9	31.6	33.5	32.1

Combined	90.0%	94.2%	78.8%	75.8%	92.7%	85.5%	83.7%	80.7%

Premiums Written as a % of Total	5.8%	5.4%	20.6%	20.4%	7.4%	6.8%	33.8%	32.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$277	$286	$370	$353	$170	$151	$325	$311	$1,142	$1,101
Decrease (Increase) in Unearned Premiums	3	(1)	9	34	16	32	2	11	30	76

Net Premiums Earned	280	285	379	387	186	183	327	322	1,172	1,177

Net Losses Paid	148	157	207	229	95	95	191	183	641	664
Increase (Decrease) in Outstanding Losses	(5)	(7)	29	36	34	29	22	(38)	80	20

Net Losses Incurred	143	150	236	265	129	124	213	145	721	684

Expenses Incurred	100	98	113	104	43	40	105	104	361	346

Dividends Incurred	—	—	—	—	5	5	—	—	5	5

Statutory Underwriting Income	$37	$37	$30	$18	$9	$14	$9	$73	$85	$142

Ratios After Dividends to Policyholders:

Loss	51.1%	52.6%	62.3%	68.5%	71.3%	69.7%	65.2%	45.0%	61.8%	58.3%
Expense	36.1	34.3	30.5	29.4	26.0	27.4	32.3	33.5	31.7	31.6

Combined	87.2%	86.9%	92.8%	97.9%	97.3%	97.1%	97.5%	78.5%	93.5%	89.9%

Premiums Written as a % of Total	9.7%	10.3%	13.0%	12.7%	5.9%	5.4%	11.4%	11.2%	40.0%	39.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$663	$688	$83	$83	$746	$771
Decrease (Increase) in Unearned Premiums	(54)	(49)	2	(3)	(52)	(52)

Net Premiums Earned	609	639	85	80	694	719

Net Losses Paid	470	412	5	7	475	419
Increase (Decrease) in Outstanding Losses	(85)	2	(3)	(2)	(88)	—

Net Losses Incurred	385	414	2	5	387	419

Expenses Incurred	169	170	29	28	198	198

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$55	$55	$53	$46	$108	$101

Ratios After Dividends to Policyholders:

Loss	63.2%	64.8%	2.4%	6.3%	55.8%	58.4%
Expense	25.5	24.7	35.4	34.2	26.6	25.7

Combined	88.7%	89.5%	37.8%	40.5%	82.4%	84.1%

Premiums Written as a % of Total	23.2%	24.7%	2.9%	3.0%	26.1%	27.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,851	$2,779	$2	$4	$2,853	$2,783
Decrease (Increase) in Unearned Premiums	(17)	55	—	3	(17)	58

Net Premiums Earned	2,834	2,834	2	7	2,836	2,841

Net Losses Paid	1,622	1,555	33	36	1,655	1,591
Increase (Decrease) in Outstanding Losses	(28)	4	(40)	(48)	(68)	(44)

Net Losses Incurred	1,594	1,559	(7)	(12)	1,587	1,547

Expenses Incurred	881	835	—	1	881	836

Dividends Incurred	6	6	—	—	6	6

Statutory Underwriting Income	$353	$434	$9	$18	362	452

Decrease in Deferred Acquisition Costs					(6)	(16)

GAAP Underwriting Income					$356	$436

Ratios After Dividends to Policyholders:

Loss	56.3%	55.1%	* %	* %	56.1%	54.6%
Expense	31.0	30.1	*	*	30.9	30.1

Combined	87.3%	85.2%	* %	* %	87.0%	84.7%

Premiums Written as a % of Total	99.9%	99.9%	0.1%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,060	$2,026	$793	$757	$2,853	$2,783
Decrease (Increase) in Unearned Premiums	23	93	(40)	(35)	(17)	58

Net Premiums Earned	2,083	2,119	753	722	2,836	2,841

Net Losses Paid	1,284	1,231	371	360	1,655	1,591
Increase (Decrease) in Outstanding Losses	(62)	(36)	(6)	(8)	(68)	(44)

Net Losses Incurred	1,222	1,195	365	352	1,587	1,547

Expenses Incurred	598	588	283	248	881	836

Dividends Incurred	6	6	—	—	6	6

Statutory Underwriting Income	$257	$330	$105	$122	362	452

Decrease in Deferred Acquisition Costs					(6)	(16)

GAAP Underwriting Income					$356	$436

Ratios After Dividends to Policyholders:

Loss	58.8%	56.6%	48.5%	48.8%	56.1%	54.6%
Expense	29.1	29.1	35.7	32.8	30.9	30.1

Combined	87.9%	85.7%	84.2%	81.6%	87.0%	84.7%

Premiums Written as a % of Total	72.2%	72.8%	27.8%	27.2%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2010	2009	2010	2009
	(dollars in millions)
Annualized Net Income	$2,480	$2,780	$2,174	$2,183
Average Shareholders’ Equity	$15,755	$15,576	$15,683	$14,578

Return on Equity	15.7%	17.8%	13.9%	15.0%

Annualized Operating Income	$2,076	$2,276	$1,897	$2,168
Average Shareholders’ Equity Excluding
Unrealized Appreciation or Depreciation	$14,359	$14,480	$14,443	$14,065

Operating Return on Equity	14.5%	15.7%	13.1%	15.4%